Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Graf Acquisition LLC

Address of Joint Filer:	C/O Velodyne Lidar, Inc.
5521 Hellyer Avenue
San Jose, California 95138

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Velodyne Lidar, Inc. [VLDR]

Date of Event Requiring Statement:
(Month/Day/Year):	09/29/2020

Designated Filer:	Graf Acquisition LLC

Name of Joint Filer:	James A. Graf

Address of Joint Filer:	C/O Velodyne Lidar, Inc.
5521 Hellyer Avenue
San Jose, California 95138

Relationship of Joint Filer to Issuer:	Officer and 10% Owner. In connection with the Business Combination leading the Joint Filers to cease to be 10% owners, as described in the Proxy Statement, Mr. Graf resigned as an Officer and was appointed as a Director.

Issuer Name and Ticker or Trading Symbol:	Velodyne Lidar, Inc. [VLDR]

Date of Event Requiring Statement:
(Month/Day/Year):	09/29/2020

Designated Filer:	Graf Acquisition LLC

Name of Joint Filer:	OC Opportunities Fund II, L.P.

Address of Joint Filer:	c/o Owl Creek Advisors, LLC
640 Fifth Avenue, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Velodyne Lidar, Inc. [VLDR]

Date of Event Requiring Statement:
(Month/Day/Year):	09/29/2020

Designated Filer:	Graf Acquisition LLC

Name of Joint Filer:	Owl Creek Asset Management, L.P.

Address of Joint Filer:	c/o Owl Creek Advisors, LLC
640 Fifth Avenue, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Velodyne Lidar, Inc. [VLDR]

Date of Event Requiring Statement:
(Month/Day/Year):	09/29/2020

Designated Filer:	Graf Acquisition LLC

Name of Joint Filer:	Owl Creek Advisors, LLC

Address of Joint Filer:	640 Fifth Avenue, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Velodyne Lidar, Inc. [VLDR]

Date of Event Requiring Statement:
(Month/Day/Year):	09/29/2020

Designated Filer:	Graf Acquisition LLC

Name of Joint Filer:	Jeffrey A. Altman

Address of Joint Filer:	c/o Owl Creek Advisors, LLC
640 Fifth Avenue, 20th Floor
New York, NY 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Velodyne Lidar, Inc. [VLDR]

Date of Event Requiring Statement:
(Month/Day/Year):	09/29/2020

Designated Filer:	Graf Acquisition LLC